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                                                                    EXHIBIT 99.1


                              SECOND AMENDMENT TO
                          FIRST AMENDED AND RESTATED
                      ASSET INTEREST TRANSFER AGREEMENT


         THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED ASSET INTEREST TRANSFER AGREEMENT, dated as of January 10, 2003 (this "Amendment"), is entered into by and among WPS RECEIVABLES CORPORATION, as transferor (the "Transferor"), WESTPOINT STEVENS INC., as servicer (the "Servicer"), BLUE RIDGE ASSET FUNDING CORPORATION, as transferee ("Blue Ridge"), NORTH AMERICAN CAPACITY INSURANCE COMPANY, as insurer (the "Insurer") and WACHOVIA BANK, NATIONAL ASSOCIATION (successor in interest to Wachovia Bank, N.A.), as the administrator (the "Administrator"). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below and amended hereby).

         WHEREAS, the parties hereto have entered into that certain First Amended and Restated Asset Interest Transfer Agreement, dated as of October 31, 2001, as amended by the First Amendment dated as of January 14, 2002 (as amended, restated, supplemented or otherwise modified, the "Agreement");

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects as hereinafter set forth;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1.1       AMENDMENTS.

         The Agreement is hereby amended as follows:

         (a) The definition of "Scheduled Maturity Date" in Appendix A to the Agreement is hereby amended and restated in its entirety to read as follows:

         "Scheduled Maturity Date" means February 17, 2003, as extended pursuant to Section 1.06.

         SECTION 1.2 REFERENCE TO AND EFFECT ON THE AGREEMENT AND THE RELATED DOCUMENTS.

         (a) Upon the effectiveness of this Amendment, (i) each of the Transaction Parties hereby reaffirms all representations and warranties made by it in Article VI of the Agreement (as amended hereby) and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, (ii) each of the Transaction Parties hereby represents and warrants that no Liquidation Event or Unmatured Liquidation Event shall have occurred and be continuing and (iii) each reference in the Agreement to "this Agreement", "hereunder", "hereof",


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"herein" or words of like import shall mean and be, and any references to the
Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby.

         (b) The Transferor hereby agrees that in addition to any costs otherwise required to be paid pursuant to the Transaction Documents, the Transferor shall pay to the Administrator any reasonable legal fees and out-of pocket expenses, audit fees and due diligence costs in connection with the consummation of this Amendment.

         SECTION 1.3       EFFECT.

         Except as otherwise amended by this Amendment, the Agreement shall continue in full force and effect and is hereby ratified and confirmed.

         SECTION 1.4       GOVERNING LAW.

         This Amendment will be governed by and construed in accordance with the laws of the State of New York.

         SECTION 1.5       SEVERABILITY.

         Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

         SECTION 1.6       COUNTERPARTS.

         This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.


                                      -2-
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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    WPS RECEIVABLES CORPORATION,
                                    as Transferor


                                    By: /s/ Nelson Griffith
                                       ----------------------------------------
                                    Name: J. Nelson Griffith
                                    Title: President


                                    WESTPOINT STEVENS, INC.,
                                    as Servicer


                                    By: /s/ Nelson Griffith
                                       ----------------------------------------
                                    Name: J. Nelson Griffith
                                    Title: Senior Vice President and Controller

                       [additional signatures to follow]


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                                    NORTH AMERICAN CAPACITY
                                    INSURANCE COMPANY,
                                    as Insurer


                                    By: /s/ David Williams
                                       ----------------------------------------
                                    Name: David Williams
                                    Title: Securitization Manager

                       [additional signatures to follow]


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                                    BLUE RIDGE ASSET FUNDING
                                    CORPORATION,
                                    as Transferee

                                             by Wachovia Securities, Inc.,
                                             as Attorney-in-Fact


                                    By: /s/ Douglas R. Wilson, Sr.
                                       ----------------------------------------
                                    Name: Douglas R. Wilson, Sr.
                                    Title: Vice President


                                    WACHOVIA BANK,
                                    NATIONAL ASSOCIATION,
                                    as Administrator


                                    By: /s/ Kenny Karpowicz
                                       ----------------------------------------
                                    Name: Kenny Karpowicz
                                    Title: Vice President


                              [end of signatures]